UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024 (November 6, 2024)

Dominari Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41845	52-0849320
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 5th Avenue, 22nd Floor

New York, NY 10022

(212) 393-4540

(Address and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOMH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 6, 2024, at the annual meeting of stockholders (the “Annual Meeting”) of the Company, of the Company’s (i) 6,276,138 shares of common stock, each having one vote per share of common stock, (ii) 3,825 shares of Series D Convertible Preferred Stock, each having 0.007285 votes per share of Series D Convertible Preferred Stock, and (iii) 834 shares of Series D-1 Convertible Preferred Stock, each having 0.007285 votes per share of Series D-1 Convertible Preferred Stock, issued and outstanding and eligible to vote as of the record date of September 10, 2024, a quorum of 4,036,002 voting shares, or approximately 64% of the eligible shares of voting stock entitled to vote at the Annual Meeting, was present or represented by proxy. Each of the matters set forth below is described in detail in the proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on September 25, 2024. The following actions were taken at the Annual Meeting:

Proposal No. 1: Election of Class I Directors

The first proposal was the election of two (2) Class I directors each to serve for a three-year term that expires at the 2027 annual meeting of stockholders and until the election and qualification of their respective successors in office, subject to their earlier death, resignation, or removal. The vote on the proposal was as follows:

Name of Nominee	FOR	WITHHELD	BROKER NON-VOTE
Kyle Haug	2,982,621	202,061	851,320
Timothy S. Ledwick	2,901,081	283,601	851,320

Each nominee was elected.

Proposal No. 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The second proposal was the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN
3,974,063	37,230	24,709

Proposal No. 2 was approved by a majority of the votes cast.

Proposal No. 3: Approval of the Amendment to the Amended and Restated Certificate of Incorporation to Provide for Officer Exculpation

The third proposal was the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the exculpation of certain Company officers for direct claims made by stockholders on behalf of the Company to the extent permitted by Section 102 and Section 15 of the Delaware General Corporation Law. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,725,915	377,624	81,143	851,320

Proposal No. 3 was not approved by the required majority of the total number of shares entitled to vote at the Annual Meeting.

Proposal No. 4: Exclusive Forum Amendment to the Amended and Restated Certificate of Incorporation

The fourth proposal was the approval of an exclusive forum amendment to the Company’s Amended and Restated Certificate of Incorporation to add an exclusive forum provision which would specify that (i) the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint brought under the Securities Act of 1933 and (ii) state courts located within the State of Delaware will be the exclusive forum for Delaware Law Claims, as defined in the Proxy Statement. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,887,975	217,731	78,976	851,320

Proposal No. 4 was not approved by the required majority of the total number of shares entitled to vote at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2024

DOMINARI HOLDINGS INC.

By:	/s/ Anthony Hayes
Name:	Anthony Hayes
Title:	Chief Executive Officer

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